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                                  COVANCE INC.

               NON-QUALIFIED STOCK OPTION AGREEMENT (WITH RELOAD)
                               (200_ OPTION AWARD)



         NON-QUALIFIED STOCK OPTION AGREEMENT, dated as of _____________ (the "Agreement") between COVANCE INC., a Delaware Company (the "Company"), located at 210 Carnegie Center, Princeton, New Jersey 08540, and _________________ (the "Director") residing at _________________________.

                              W I T N E S S E T H:
                              - - - - - - - - - -

         A. WHEREAS, the Director is serving on the Board of Directors of and is not an employee of the Company, or a corporation which is a "subsidiary corporation" of the Company, within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended, modified or supplemented from time to time (the "Code").

         B. WHEREAS, the Company desires to have the Director continue to serve on the Board of Directors of the Company and to afford the Director the opportunity to acquire, or enlarge the Director's, stock ownership in the Company so that the Director may have direct proprietary interest in the Company's success;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements set forth below, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. GRANT; VESTING. (a) Subject to the terms and conditions of the 1998 Non-Employee Director Stock Option Plan (as such plan may be amended, modified or supplemented from time to time, the "Plan") and this Agreement, the Company hereby grants to the Director, from the date of this Agreement, ("Grant Date") to ______________ [TEN YEARS FROM GRANT DATE] ("Expiration Date"), the option (the "Option") to purchase from the Company up to an aggregate of 3,000 shares (the "Shares") of the Company's common stock at the exercise price of $_____ per share (the "Option Price"). This Option is a non-qualified stock option and not entitled to special treatment under the Code.

         (b) The Option shall vest and may be exercised in installments, in whole or in part, as follows:

         (i) Commencing twelve (12) months after the Grant Date, one-third (1/3) of the aggregate Shares.

         (ii) Commencing twenty-four (24) months after the Grant Date, an additional one-third (1/3) of the aggregate Shares.

         (iii) Commencing thirty-six (36) months after the Grant Date, an additional one-third (1/3) of the aggregate Shares.

         2. EXERCISE. (a) The Option shall be exercised by the Director delivering to the Vice President, Human Resources, of the Company written notice specifying the numbers of Shares the Director desires to purchase for an amount in United States dollars equal to the Option price, together with (i) cash, (ii) a certified check payable to the Company or (iii) shares of Company's common stock owned by the Director for at least six months duly endorsed or accompanied by stock power executed in blank.

         (b) If payment of the purchase price of the Shares subject to this Option is made in whole, or in part, with shares of Company common stock, the Director shall receive, effective as of the date of such payment, a non-qualified stock option (referred to herein as the "reload NSSO") to purchase the same number of whole shares used in payment at a price equal to the Current Market Price (as defined below) of the Company's Common Stock. For the purposes of the reload NSSO, Current Market Price shall be defined as the mean between the high and low selling prices of the Company's Common Stock on the New York Stock Exchange on the date of the Option's original exercise. The reload NSSO will be evidenced by a separate agreement containing certain of the terms below. The issuance of the reload NSSO is also subject to certain of the following conditions:

         (1) FREQUENCY. The Director shall receive only one reload NSSO during any twelve-month period measured from the date this Option is first exercised.

         (2) RELOAD REPETITION. The Director may pay the purchase price of options which are the subject of the reload NSSO with shares of the Company's Common Stock. However, in no case will the Director receive another reload NSSO as the result of such method of payment.

         (3) MINIMUM NUMBER OF OPTIONS. No reload NSSO shall be granted if the Director purchases less than 100 shares subject to this Option.

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         (4)      TIMING. No reload NSSO shall be granted after two years prior to the Expiration Date.

         (5) MINIMUM GAIN. No reload NSSO shall be granted if the value of the Company's Common Stock on the date of exercise is less than $______ (125%).

         (6) VESTING. No shares eligible for purchase pursuant to the reload NSSO may be purchased for 12 months after the grant, or effective, date of the reload NSSO.

         (7) TERMINATION. All options to purchase shares of Company Common Stock pursuant to a reload NSSO shall terminate on the Expiration Date.

         (c) Within fifteen (15) business days after any exercise of the Option, in whole or in part, by the Director, the Company shall instruct the transfer agent to issue to the Director the number of shares with respect to which the Option shall be so exercised. The Company shall deliver to the Director a certificate registered in the Director's name.

         3. TERMINATION. The Option, whether vested or unvested, shall terminate and be of no further force or effect upon any of the following events:

         (a)      EXPIRATION. The occurrence of the Expiration Date.

         (b) NORMAL OR EARLY RETIREMENT WITH THE CONSENT OF THE COMPANY. If the Director's service on the Board of Directors shall terminate on account of normal retirement, or early retirement with the consent of the Company, this Option may be exercised for the remaining life of the Option.

         (c) REMOVAL OF DIRECTOR FROM BOARD OF DIRECTORS FOR CAUSE. If the Director shall be removed from the Board of Directors for cause, as determined by the Board in accordance with the Articles of Incorporation and By-Laws of the Company, this Option shall terminate and be of no further force or effect as of the effective date of the removal of the Director from the Board.

         (d) DEATH. If the Director shall die while serving as a director of the Company, this Option may be exercised by the Director's duly appointed legal representative during the remaining life of the Option.

         (e) DISABILITY. If the Director's service as a director of the Company shall terminate as a result of disability (as defined in Section 22(e) (3) of the Code), this Option may be exercised during the remaining life of the option.

          (f) OTHER TERMINATION OF SERVICE. If the Director ceases to be a member of the Board for any reason other than death, disability, removal from the Board for cause or retirement or resignation with consent of the Company, the Options granted to the Director may be exercised, but only to the extent the Option was exercisable at the time of the Director's termination, at any time within ninety (90) days after the date of such termination of service, subject to the earlier expiration of such Options on the Expiration Date. At the end of such ninety-day period, the vested portion of the Option shall expire. The unvested portion of the Option shall expire on the date of the Director's termination of service with the Board.

         4. CONSTRUCTION. Whenever the word "Director" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the estate, personal representative, or beneficiary to whom this Option may be transferred by Will, by the laws of descent and distribution, or a qualified domestic relations order pursuant to the Code or Title I of the Employment Retirement Income Security Act of 1974, as amended, modified or supplemented from time to time ("ERISA"), it shall be deemed to include such person.

         5. RESTRICTIONS ON TRANSFER. The Option is not transferable by the Director otherwise than by Will, the laws of descent and distribution, or a qualified domestic relations order pursuant to the Code or Title I of ERISA. During the Optionee's lifetime, the Option shall be exercisable only by him or her and any shares purchased upon the exercise of the Option shall be issued in the name of the Director alone. No assignment or transfer of the Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, (except by Will, the laws of descent and distribution, or a qualified domestic relations order pursuant to the Code or Title I of ERISA), shall vest in the assignee or transferee any interest or right herein to the Option whatsoever. Further, immediately upon any attempt to assign or transfer the Option, the Option shall terminate and be of no further force or effect.


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         6. RIGHTS. The Director shall not be deemed, for any purpose, to be a stockholder of the Company with respect to any Shares underlying the Option which shall not have been exercised and payment and issue made as in this Agreement provided.

         7. POWERS. The existence of this Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         8. ADJUSTMENTS; RECAPITALIZATION. The Shares subject to the Option are shares of the Common Stock of the Company as constituted on the date of this Agreement, but if and whenever, prior to the delivery by the Company of the Shares subject to the Option, the Company shall effect a subdivision or consolidation of shares, or other capital adjustment, or the payment of a stock dividend, or other increase or reduction of the number of shares of Common Stock outstanding, without receiving compensation therefor in money, services or property, then (a) in the event of any increase in the number of such shares outstanding, the number of Shares then remaining subject to the Option shall be proportionately increased, and the cash consideration payable per share shall be proportionately reduced, and (b) in the event of a reduction in the number of shares outstanding, the number of Shares of then remaining subject to the Option shall be proportionately reduced, and the cash consideration payable per share shall be proportionately increased. There shall be no adjustment to the Option with respect to the payment of cash dividends to the Company's stockholders.

         9. CHANGE OF CONTROL. Notwithstanding anything in this Agreement to the contrary, all Options which have not vested as of the date of a Change of Control (as defined below) occurs, shall vest and be immediately exercisable by Director upon a Change of Control. For purposes of this Agreement, a Change of Control shall be defined as:

         (1) any person (including as such term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) who becomes the beneficial owner, directly or indirectly, of securities representing 20% or more of the combined voting power of the Company's then outstanding securities; or

         (2) as a result of a proxy contest or contests or other forms of contested shareholder votes (in each case either individually or in the aggregate), a majority of the individuals elected to serve on the Company's Board of Directors are different than the individuals who served on the Company's Board of Directors at any time within the two years prior to such proxy contest or contests or other forms of contested shareholder votes (in each case either individually or in the aggregate); or

         (3) when Company shareholders approve a merger, or consolidation (where in each case the Company is not the survivor thereof), or sale or disposition of all or substantially all of the Company's assets or a plan or partial or complete liquidation; or

         (4) where an offerer (other than the Company) purchases shares of the Company's Common Stock pursuant to a tender exchange offer for such shares.

         10. CHANGES IN LAW. Notwithstanding anything in this Agreement to the contrary, if at any time from the Grant Date to the Expiration Date, any law or regulations of any governmental authority having jurisdiction in the premises shall require either the Company or the Director to take any action in connection with the Shares then to be issued, the issue of such Shares shall be deferred until such action shall have been taken.

         11. DISPUTE. Any dispute or disagreement which shall arise under, or as a result of, or pursuant to, this Agreement shall be finally determined by the Company's Compensation Committee of the Board of Directors in its absolute and uncontrolled discretion, and any such determination or any other determination by the Company's Compensation Committee of the Board of Directors under or pursuant to this Agreement and any interpretation by the Company's Compensation Committee of the Board of Directors of the terms of this Agreement, shall be final, binding and conclusive on all persons affected thereby.

         12. SECURITIES LAW RESTRICTIONS. The Director represents and warrants that he or she is acquiring this Option, and, in the event this Option is exercised, the Shares, for investment, for his or her own account and not with a view to the distribution thereof, and that the Director has no present intention of disposing of this Option or the Shares or any interest therein or sharing ownership thereof with any other person or entity. The Director shall not dispose of the Shares except as set forth in the Plan.

         13. NO EFFECT ON EMPLOYMENT. This Agreement does not give, nor shall it be construed as giving, the Director any right to employment by the Company or any of its subsidiaries or affiliates.


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         14. GOVERNING LAW; BINDING EFFECT. THIS AGREEMENT SHALL BE GOVERNED BY
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF) AND ALL QUESTIONS CONCERNING THE VALIDITY AND CONSTRUCTION THEREOF SHALL BE GOVERNED IN ACCORDANCE WITH THE LAWS OF SAID STATE; PROVIDED, HOWEVER, THAT ALL MATTERS OF CORPORATE GOVERNANCE AND OTHER CORPORATE MATTERS CONCERNING DELAWARE CORPORATIONS SHALL BE GOVERNED BY THE DELAWARE GENERAL CORPORATION LAW. Except as otherwise expressly provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their legal representatives, successors and assigns.

         15. EFFECT ON COMPENSATION. Notwithstanding anything in this Agreement to the contrary, none of the Options or the Shares subject to the Options, if any, granted or paid to Director shall be considered compensation for the purpose of determining Director's compensation under any other benefit or compensation plan of the Company, including, without limitation, any bonus plan, variable compensation plan, long-term incentive plan, pension plan or other retirement plans.

         16. PLAN DOCUMENT. This Agreement is subject in all respects to the terms and conditions of the Plan, a copy of which may be obtained from the Company's Vice President, Human Resources, 210 Carnegie Center, Princeton, New Jersey 08540. To the extent that there is any inconsistency or conflict between this Agreement and the Plan, the Plan shall control.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Director has hereunder set his hand, all on the day and year first above written.

                                         COVANCE INC.


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Attest:


-----------------------
                                        DIRECTOR


                                        -------------------------------------
                                        Optionee's Signature

                                        Print Name:
                                                   --------------------------
                                        S.S./S.I. Number:
                                                         --------------------


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